                                Project Safari


                                 [BLC LOGO]

                      Presentation to the BLC Financial
                      Services, Inc. Board of Directors



                                  October 27
                                     2000

                                 Presentation

                                   Overview

                                 [BLC LOGO]

                                Presented By:

                               Josephthal & Co.

PRESENTATION OVERVIEW
-------------------------------------------------------------------------------

Table of Contents

I.      Deal Summary

II.     Overview of Allied Capital

III.    Allied Financial Summary

IV.     Overview of Allied Express

V.      Allied Express/BLC Combination

VI.     Deal Highlights

VII.    Transaction Structure

VIII.   Fairness Opinion

IX.     Definitive Agreement

X.      Timing

Appendix:

        Q&A


[BLC LOGO]                                                  [JOSEPHTHAL LOGO]

DISCLAIMER
--------------------------------------------------------------------------------


In our review and analyses, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us by the Company or publicly available and have neither attempted independently to verify nor assumed responsibility for verifying any of this information. We have not conducted a physical inspection of Allied's properties or facilities, nor have we made or obtained or assumed any responsibility for making or obtaining any independent evaluations or appraisals of any of the related properties, facilities or business segments. We have assumed that management's financial analyses have been prepared on a good faith reasonable basis reflecting the best currently available estimates and judgments of Allied's management and/or financial consultants or advisors to Allied.






[BLC LOGO]                                                  [JOSEPHTHAL LOGO]

                                     Deal

                                   Summary

                                 [BLC LOGO]


                                 Presented By:

                               Josephthal & Co.

DEAL SUMMARY
--------------------------------------------------------------------------------



- Allied Financial (TCKR: ALLC) will end up with 94.9% of the shares of BLC Financial Services, Inc. (TCKR: BCL) at a purchase price of $3.50 per share in return for equal value of Allied Stock.

- The remaining 5.1% will be retained by a group consisting of current BLC shareholders.

-  Prior to the transaction, ALLC will acquire Futuronics.

- Upon acquiring BLC, Allied will merge the operation with Allied Express to form a combined portfolio company.

- Vested Warrants and Options will be exercised prior to acquisition. Loans will be provided to shareholders to finance exercise.

- Unvested options will be converted to shares of Allied stock with a vesting schedule equal to current BLC vesting.





[BLC LOGO]                                                  [JOSEPHTHAL LOGO]

DEAL SUMMARY
--------------------------------------------------------------------------------






                           [DIAGRAM OF TRANSACTION]





[1] ALLC contributes ACE assets to SBLC. SBLC        [4] ALLC merges with BLC into portfolio company / BLC is
    establishes separate BOD, Mgt, & Op Systems.         survivor.

[2] ALLC exchanges cash for F stock in merger of F   [5] BLC recapitalizes again
    with FACQ.                                               Class B exchange for Class A common

[3] BLC recapitalizes & establishes class A & B      [6] SBLC merges with BLC on 1/1/01 / BLC is survivor
    stock with identical rights
          Class A (shares to exchange with ALLC)
          Class B (5.1% + F's BLC shares)
                                                             NOTE: STEPS 3,4 AND 5 ARE SIMULTANEOUS.




[BLC LOGO]                                                  [JOSEPHTHAL LOGO]

                                 OVERVIEW OF

                                ALLIED CAPITAL

                                 [BLC LOGO]


                                Presented By:

                               Josephthal & Co.

OVERVIEW OF ALLIED CAPITAL
-------------------------------------------------------------------------------

- Allied Capital is a publicly traded ("ALLC") private equity firm providing debt, mezzanine and equity financing in transactions for privately-held businesses in a variety of industries and in diverse geographic locations nationwide.

- Allied has a 41 year record of sustained growth and profitability.

- Earnings through the first 9 months of 2000 were $100.8 million, as compared to $67.6 million for the first 9 months of 1999.

- Because ALLC is a Business Investment Company, it is required to distribute yearly dividends of at least 90% of earnings.

- ALLC recently announced a quarterly dividend of $0.46. This will result in a 2000 yearly dividend total of $1.82. This represents a 13.8% increase over 1999.

- Investment portfolio is $1.6 billion (95% of which is Grade 3 or above)

- During Q3, Net-Tel, an ALLC portfolio company filed for bankruptcy.



[BLC LOGO]                                                  [JOSEPHTHAL LOGO]

OVERVIEW OF ALLIED CAPITAL
-------------------------------------------------------------------------------

Allied's investment activity is focused on:


   -  Private Finance
   -  Commercial Real Estate Finance, including the purchase of CMBS; and
   -  Allied Capital Express


--------------------------------------------------------------------------------------------------------------
                          Allied's Investment Strategy
--------------------------------------------------------------------------------------------------------------
Types of Investments    Industries Invested In           Criteria
--------------------    ----------------------           -----------------------------------------------------
Buyouts                 Business Services                Market Leaders
Acquisitions            Telecommunications               Non-cyclical Industries
Growth                  Consumer Products                Critical Mass and Longevity
Recapitalizations       Light Industrial Products        High Cash Flow Margins
                        Speciality Retail                High Return on Invested Capital
                        Education                        Sound Balance Sheet
                                                         Seasoned Management with Meaningful Equity Ownership
--------------------------------------------------------------------------------------------------------------



[BLC LOGO]                                                  [JOSEPHTHAL LOGO]

OVERVIEW OF ALLIED CAPITAL
-------------------------------------------------------------------------------






                      Portfolio Assets at June 30, 2000


                       [PIE CHART INDICATING 2 PIECES]


               Debt Securities                          Equity Securities
               ---------------                          -----------------
               $1.4 billion                             $127.1 million
                 91%                                        9%
               Average yield=13.6%                      Total Return: 25%-40%
               Total Return:
               - Long-term loans with
                 contractual yields - 12%-18%

               - Warrants - 2%-10%

-> DEBT SECURITIES PROVIDE CURRENT RETURN AND STABLE DIVIDEND GROWTH -> EQUITY SECURITIES SUPPLY INVESTMENT UPSIDE AND CAPITAL FOR GROWTH -> TARGET TOTAL PORTFOLIO RETURN OF 25%



[BLC LOGO]                                                  [JOSEPHTHAL LOGO]

OVERVIEW OF ALLIED CAPITAL
-------------------------------------------------------------------------------

                    Leverage others' networks and capital






PRIVATE SPONSORS FOR RECENT INVESTMENTS:

- Bank of America Capital Investors        - Greenwich Street Capital
- Behrman Capital LP                       - Horizon Partners, Ltd.
- Cloud Nine Capital                       - Indosuez Capital
- Code Hennessey & Simmons LLC             - Paribas Principal Partners
- Cravey Green & Wahlen                    - TA Associates
- Fidelco Capital Group                    - Three Cities Research, Inc.
- Friend Skoler & Co.                      - Westar Capital
- Fleet Equity Partners                    - William Blair Capital Partners
- Gold + Appel                             - Wind Point Partners




[BLC LOGO]                                                  [JOSEPHTHAL LOGO]

RECENT TRANSACTIONS
-------------------------------------------------------------------------------

-----------------------------------------------------------    -------------------------------------------------------------------
1999                                                           2000
Portfolio Companies            Business                        Portfolio Companies                  Business
-----------------------------------------------------------    -------------------------------------------------------------------
Allied Office Supplies, Inc.   Office products distributor     Component Hardware Group, Inc.       Hardware component mfg.
Aurora Communications, Inc.    Radio stations                  HealthAspex, Inc.                    Third party administrator
Camgroup, Inc.                 Recreational camps              HMT, Inc.                            Above ground storage tanks
E-Talk                         Call center software            Intellirisk Management Corporation   Accts. receivables collections
Executive Greetings, Inc.      Custom business products        International Filler Corporation     Cellulose/fiber producer
FTI Consulting, Inc.           Litigation support              Isolve Incorporated                  B2B e-commerce
Garden Ridge Corporation       Home decor retailer             Morton Grove Pharmaceuticals         Specialty pharmaceuticals
Global Communications, LLC     Muzak franchises                Oriental Trading Company, Inc.       Toy/novelty marketer
Icon International, Inc.       Corporate barter services       Packaging Advantage Corp.            Liquid/paste product mfg.
Impact Innovations             IT services provider            PFNet Communications, Inc.           Fiber optic network
Jakel Holdings Corporation     Sub-fractional motor mfg.       Startec Global Communications, Inc.  Integrated communications
Masterplan, Inc.               Healthcare outsourcing          Warn Industries, Inc.                Off-road equipment mfg.
MVL Group                      Market research services        Wilmar Industries, Inc.              Repair product distributor
Net-Tel Communications, Inc.   Integrated communications       Wilshire Restaurant Group, Inc.      Marie Callender restaurants
Opinion Research Corporation   Corporate marketing research
Outsource Partners, Inc.       Facilities services provider
Physician Speciality           Physician mgmt services
Polaris Pool Systems, Inc.     Pool cleaner manufacturer
Powell Plant Farms             Bedding plants mfg.                               AVERAGE PROJECTED PORTFOLIO
SoffCut International          Concrete sawing equipment                        ANNUAL REVENUE = $115 MILLION
Southwest PCS, LP              Sprint PCS affiliate
Sure-Tel, Inc.                 Telephone services
Tubbs Snowshoe Co., LLC        Snowshoe manufacturer
United Pet Group, Inc.         Pet supply products



[BLC LOGO]                                                  [JOSEPHTHAL LOGO]

                               Allied Financial

                                   Summary

                                 [BLC LOGO]



                                PRESENTED BY;
                               JOSEPHTHAL & CO.

STRONG, STABLE AND WELL CAPITALIZED
-------------------------------------------------------------------------------


SOLID PERFORMER  - $1.5 BILLION IN MARKET CAPITALIZATION


                                         YEAR ENDED     NINE MONTHS ENDED
                                          12/31/99          09/30/00
                                          --------          --------

($ in millions, except per share data)
TOTAL ASSETS                              $1,290          $1,732

TOTAL EQUITY                                $668            $933

NET INCOME                                   $99            $101

DIVIDENDS PER SHARE                        $1.60           $1.36

NET INCOME PER SHARE                       $1.64           $1.42







[BLC LOGO]                                                  [JOSEPHTHAL LOGO]

STRONG HISTORICAL FINANCIAL PERFORMANCE
------------------------------------------------------------------------------
[Bar Charts indicating financial data below]

                           1995        1996        1997        1998        1999 9 months 2000             9 months 1999
Net Income                  $60         $55         $61         $78         $99            $101                      $68


                           1995        1996        1997        1998        1999 9 months 2000             9 months 1999
Earnings Per Share        $1.37       $1.17       $1.24       $1.50       $1.64           $1.43                    $1.14


                           1995        1996 1997*       1998*       1999*
Return on Equity         17.00%      14.00%      16.00%      18.00%      18.00%


                           1997        1998        1999 6 months 2000
Net Interest Margin       4.40%       5.00%       5.10%       5.50%

* Excludes merger-related expenses



[BLC LOGO]                                                  [JOSEPHTHAL LOGO]

DIVIDEND HISTORY AND PERFORMANCE
------------------------------------------------------------------------------










                              [ANNUAL DIVIDENDS
                             PER SHARE BAR CHART]


            1995        1996       1997*      1998        1999         2000
            ----        ----       -----      ----        ----         ----
           $1.09       $1.23      $1.20      $1.43       $1.60        $1.82

* excludes certain merger-related dividends

[BLC LOGO]                                                  [JOSEPHTHAL LOGO]

ANALYST COVERAGE
--------------------------------------------------------------------------------

- There are currently 13 analysts providing coverage for ALLC

- Consensus EPS Estimates:

    - 1999A:     $1.64
    - 2000E:     $1.94
    - 2001P:     $2.24


 ANALYST ESTIMATES:

--------------------------------------------------------------
 Firm                          Date          12 Month Target
--------------------------------------------------------------
 AG Edwards & Sons             10/00              $30
 US Bancorp Piper Jaffray      10/00               25
 First Union Securities, Inc.  10/00               24
 Merrill Lynch                  9/00               26
 BB&T Capital Markets           7/00               26
 JJB Hilliard WL Lyons          8/00               22
--------------------------------------------------------------





[BLC LOGO]                                                  [JOSEPHTHAL LOGO]

ANALYST COVERAGE
-------------------------------------------------------------------------------

--------------------------------------------------------------------------
 Firm                           Opinion     2000 EPS Est.   2001 EPS Est.
--------------------------------------------------------------------------
 AG Edwards & Sons                Buy         $1.95           $2.25
 Banc of America Securities    Buy/Hold        1.94            2.26
 BB&T Capital Markets             Buy          1.93            2.25
 Bluestone Capital                Buy          1.89            2.12
 Davenport & Company LLC       Buy/Hold        1.95            2.20
 Ferris Baker Watts            Buy/Hold        1.94            2.24
 First Security Van Kasper        Buy          1.94
 First Union Securities, Inc.     Buy          1.96            2.30
 Friedman, Billings, Ramsey    Buy/Hold        1.95            2.25
 JJB Hilliard WL Lyons            Buy          1.90            2.10
 Merrill Lynch                    Buy          1.96            2.30
 US Bancorp Piper Jaffray         Buy          1.96            2.25
 William Blair & Company       Buy/Hold        1.96            2.30
--------------------------------------------------------------------------





[BLC LOGO]                                                  [JOSEPHTHAL LOGO]

STOCK HISTORY AND PERFORMANCE
-------------------------------------------------------------------------------


Stock Snapshot (As of 10/25/00):

       -Shares outstanding: 75.77 million

       -Trading Float: 72.70 million

       -Market Capitalization: $1,463.32 million

       -September Trading Volume: 10.8 million

       -Last 3 month average daily trading Volume: 454.2 thousand

       -P/E: 10.06x

[BLC LOGO]                                           [JOSEPHTHAL LOGO]

STOCK HISTORY AND PERFORMANCE
--------------------------------------------------------------------------------


[ALLC DAILY PRICING-HIGH-LOW-CLOSE LINE GRAPH - OCT 25, 1999 - OCT 25, 2000 WITH DAILY VOLUME LINE GRAPH ON SAME CHART]

--------------------------------------------------------------------------------------------
           DATE                HIGH               LOW              CLOSE            VOLUME
--------------------------------------------------------------------------------------------
         25-Oct-00            19.5625           19.1875           19.3125           226,700
--------------------------------------------------------------------------------------------
         24-Oct-00            19.7500           18.9375           19.1250           457,700
--------------------------------------------------------------------------------------------
         23-Oct-00            19.5000           18.8750           18.9375           198,300
--------------------------------------------------------------------------------------------
         20-Oct-00            19.5000           19.1250           19.5000           217,600
--------------------------------------------------------------------------------------------
         19-Oct-00            19.6250           19.0000           19.3125           247,300
--------------------------------------------------------------------------------------------
         18-Oct-00            19.3125           18.7500           19.0625           341,300
--------------------------------------------------------------------------------------------
         17-Oct-00            19.6875           19.0625           19.3750           530,000
--------------------------------------------------------------------------------------------
         16-Oct-00            19.8750           19.3750           19.5000           315,400
--------------------------------------------------------------------------------------------
         13-Oct-00            19.5000           18.8750           19.4375           256,200
--------------------------------------------------------------------------------------------
         12-Oct-00            20.0000           18.7500           18.8125           550,400
--------------------------------------------------------------------------------------------
         11-Oct-00            19.7500           19.2500           19.7500           312,900
--------------------------------------------------------------------------------------------
         10-Oct-00            19.8750           19.5000           19.5625           694,100
--------------------------------------------------------------------------------------------
          9-Oct-00            20.0625           19.2500           19.8750           794,500
--------------------------------------------------------------------------------------------
          6-Oct-00            19.7500           19.4375           19.6875         1,068,200
--------------------------------------------------------------------------------------------
          5-Oct-00            19.7500           18.9375           19.5625           958,000
--------------------------------------------------------------------------------------------
          4-Oct-00            19.1250           18.3750           19.0000           933,200
--------------------------------------------------------------------------------------------
          3-Oct-00            20.7500           18.5000           18.5000         1,449,600
--------------------------------------------------------------------------------------------
          2-Oct-00            21.0000           20.5625           20.6875           440,600
--------------------------------------------------------------------------------------------
         29-Sep-00            20.9375           20.2500           20.7500           396,700
--------------------------------------------------------------------------------------------
         28-Sep-00            20.8750           20.4375           20.7500           594,300
--------------------------------------------------------------------------------------------
         27-Sep-00            20.5000           20.0625           20.4375           743,000
--------------------------------------------------------------------------------------------
         26-Sep-00            20.5000           19.8750           20.0625           596,900
--------------------------------------------------------------------------------------------
         25-Sep-00            20.5625           19.8906           20.1875           769,900
--------------------------------------------------------------------------------------------
         22-Sep-00            20.1875           19.1875           20.1250           766,000
--------------------------------------------------------------------------------------------
         21-Sep-00            19.9375           19.1250           19.7500         2,717,500
--------------------------------------------------------------------------------------------
         20-Sep-00            20.6875           18.8750           19.2500           529,100
--------------------------------------------------------------------------------------------
         19-Sep-00            20.5000           19.5625           20.3750           258,900
--------------------------------------------------------------------------------------------
         18-Sep-00            20.4375           19.4375           19.6875           380,800
--------------------------------------------------------------------------------------------
         15-Sep-00            20.5000           20.1250           20.5000           316,200
--------------------------------------------------------------------------------------------
         14-Sep-00            21.1250           20.2500           20.6875           299,800
--------------------------------------------------------------------------------------------
         13-Sep-00            21.3125           20.6562           21.0000           651,400
--------------------------------------------------------------------------------------------
         12-Sep-00            21.2500           20.4375           21.1250           381,600
--------------------------------------------------------------------------------------------
         11-Sep-00            20.5000           20.2500           20.3750           256,100
--------------------------------------------------------------------------------------------
          8-Sep-00            20.3750           20.2500           20.3750           183,800
--------------------------------------------------------------------------------------------
          7-Sep-00            20.3750           20.0625           20.2500           229,200
--------------------------------------------------------------------------------------------
          6-Sep-00            20.3125           20.0000           20.2500           226,900
--------------------------------------------------------------------------------------------
          5-Sep-00            20.1875           20.0000           20.0000           238,100
--------------------------------------------------------------------------------------------
          1-Sep-00            20.3125           20.0000           20.0625           252,100
--------------------------------------------------------------------------------------------
         31-Aug-00            20.3125           20.1250           20.2500           225,700
--------------------------------------------------------------------------------------------
         30-Aug-00            20.1250           20.0000           20.0625           235,300
--------------------------------------------------------------------------------------------
         29-Aug-00            20.3750           19.8750           19.9375           250,500
--------------------------------------------------------------------------------------------
         28-Aug-00            20.1875           20.0000           20.1250           219,400
--------------------------------------------------------------------------------------------
         25-Aug-00            20.0625           19.9375           20.0000           264,600
--------------------------------------------------------------------------------------------
         24-Aug-00            20.0625           19.9375           20.0000           268,000
--------------------------------------------------------------------------------------------
         23-Aug-00            20.1250           20.0000           20.0625           174,600
--------------------------------------------------------------------------------------------
         22-Aug-00            20.6250           19.9375           20.1250           473,500
--------------------------------------------------------------------------------------------
         21-Aug-00            20.1875           19.4375           20.0625           258,000
--------------------------------------------------------------------------------------------
         18-Aug-00            19.9375           19.4375           19.5000           252,300
--------------------------------------------------------------------------------------------
         17-Aug-00            20.0625           19.7500           19.8125           315,500
--------------------------------------------------------------------------------------------
         16-Aug-00            20.0625           19.9375           20.0000           188,600
--------------------------------------------------------------------------------------------
         15-Aug-00            20.2500           19.9375           19.9375           381,700
--------------------------------------------------------------------------------------------
         14-Aug-00            20.1250           19.8750           20.0625           253,100
--------------------------------------------------------------------------------------------
         11-Aug-00            20.0625           19.7500           20.0000           337,300
--------------------------------------------------------------------------------------------
         10-Aug-00            19.8750           19.6250           19.7500           256,300
--------------------------------------------------------------------------------------------
          9-Aug-00            19.8750           19.2500           19.6250           454,400
--------------------------------------------------------------------------------------------
          8-Aug-00            19.9375           19.5625           19.8750           223,500
--------------------------------------------------------------------------------------------
          7-Aug-00            19.6875           19.4375           19.6875           198,600
--------------------------------------------------------------------------------------------
          4-Aug-00            19.8125           19.3750           19.6250           482,700
--------------------------------------------------------------------------------------------
          3-Aug-00            19.7500           19.1875           19.6250           468,700
--------------------------------------------------------------------------------------------
          2-Aug-00            19.3125           18.8750           19.1875           416,200
--------------------------------------------------------------------------------------------
          1-Aug-00            19.6875           18.9375           19.0000           432,200
--------------------------------------------------------------------------------------------
         31-Jul-00            19.0625           18.1875           18.9375           622,600
--------------------------------------------------------------------------------------------
         28-Jul-00            18.1875           17.8750           18.1875           494,400
--------------------------------------------------------------------------------------------
         27-Jul-00            18.1875           17.8125           18.0000           323,600
--------------------------------------------------------------------------------------------
         26-Jul-00            18.0625           17.7500           18.0625           342,400
--------------------------------------------------------------------------------------------
         25-Jul-00            18.0000           17.8125           18.0000           385,700
--------------------------------------------------------------------------------------------
         24-Jul-00            17.8750           17.5625           17.6875           248,900
--------------------------------------------------------------------------------------------
         21-Jul-00            17.8125           17.5625           17.6250           249,000
--------------------------------------------------------------------------------------------
         20-Jul-00            17.6250           17.5000           17.6250           239,100
--------------------------------------------------------------------------------------------
         19-Jul-00            17.6875           17.5000           17.5625           267,600
--------------------------------------------------------------------------------------------
         18-Jul-00            17.6875           17.4375           17.6250           326,200
--------------------------------------------------------------------------------------------
         17-Jul-00            17.6875           17.5000           17.5625           266,700
--------------------------------------------------------------------------------------------
         14-Jul-00            17.6875           17.4375           17.5625           208,900
--------------------------------------------------------------------------------------------
         13-Jul-00            17.7500           17.5000           17.6875           265,400
--------------------------------------------------------------------------------------------
         12-Jul-00            17.6875           17.5000           17.6875           231,500
--------------------------------------------------------------------------------------------
         11-Jul-00            17.6875           17.3750           17.5625           371,300
--------------------------------------------------------------------------------------------
         10-Jul-00            17.8125           17.3750           17.5625           341,300
--------------------------------------------------------------------------------------------
          7-Jul-00            18.0000           17.4375           17.6250           383,900
--------------------------------------------------------------------------------------------
          6-Jul-00            17.7500           17.5000           17.7500           244,100
--------------------------------------------------------------------------------------------
          5-Jul-00            17.7500           17.3750           17.4375           235,700
--------------------------------------------------------------------------------------------
          3-Jul-00            17.9375           17.0000           17.7500           424,900
--------------------------------------------------------------------------------------------
         30-Jun-00            17.1875           16.9375           17.0000           595,500
--------------------------------------------------------------------------------------------
         29-Jun-00            17.5000           17.0625           17.1250           370,700
--------------------------------------------------------------------------------------------
         28-Jun-00            17.3750           17.0625           17.2500           344,500
--------------------------------------------------------------------------------------------
         27-Jun-00            17.2500           16.9375           17.2500           331,600
--------------------------------------------------------------------------------------------
         26-Jun-00            17.1875           16.9375           17.0000           249,500
--------------------------------------------------------------------------------------------
         23-Jun-00            17.1250           16.9375           17.1250           290,400
--------------------------------------------------------------------------------------------
         22-Jun-00            17.1875           16.9375           17.0000           345,400
--------------------------------------------------------------------------------------------
         21-Jun-00            17.1250           16.5625           17.1250           304,800
--------------------------------------------------------------------------------------------
         20-Jun-00            17.3125           17.0000           17.1250           390,000
--------------------------------------------------------------------------------------------
         19-Jun-00            17.3750           17.1875           17.3125           396,700
--------------------------------------------------------------------------------------------
         16-Jun-00            17.4375           17.0625           17.3125           574,000
--------------------------------------------------------------------------------------------
         15-Jun-00            17.5000           16.9375           17.1875           452,300
--------------------------------------------------------------------------------------------
         14-Jun-00            17.5625           17.2500           17.4375           569,800
--------------------------------------------------------------------------------------------
         13-Jun-00            17.5625           17.1250           17.5625           640,800
--------------------------------------------------------------------------------------------
         12-Jun-00            17.2500           17.0000           17.2500           451,400
--------------------------------------------------------------------------------------------
          9-Jun-00            17.2500           17.0000           17.0000           509,800
--------------------------------------------------------------------------------------------
          8-Jun-00            17.1250           16.9375           17.0625         1,393,100
--------------------------------------------------------------------------------------------
          7-Jun-00            17.3125           17.0000           17.0625           855,600
--------------------------------------------------------------------------------------------
          6-Jun-00            17.4375           17.1875           17.2500           574,400
--------------------------------------------------------------------------------------------
          5-Jun-00            17.7500           17.1250           17.1875           914,700
--------------------------------------------------------------------------------------------
          2-Jun-00            17.7500           17.5000           17.6250           673,400
--------------------------------------------------------------------------------------------
          1-Jun-00            17.6250           17.0938           17.5625           300,100
--------------------------------------------------------------------------------------------
         31-May-00            17.1250           16.8125           17.0625           337,700
--------------------------------------------------------------------------------------------
         30-May-00            17.0625           16.4688           17.0000           562,000
--------------------------------------------------------------------------------------------
         26-May-00            17.1250           16.8125           16.8125           401,800
--------------------------------------------------------------------------------------------
         25-May-00            17.3125           17.0000           17.0000           432,700
--------------------------------------------------------------------------------------------
         24-May-00            17.5625           17.0625           17.3125           426,700
--------------------------------------------------------------------------------------------
         23-May-00            17.5000           17.1250           17.1875           357,200
--------------------------------------------------------------------------------------------
         22-May-00            17.4375           17.0000           17.3750           559,700
--------------------------------------------------------------------------------------------
         19-May-00            17.5625           17.1250           17.3125           379,600
--------------------------------------------------------------------------------------------
         18-May-00            17.8750           17.3750           17.5000           426,100
--------------------------------------------------------------------------------------------
         17-May-00            17.8750           17.4375           17.5000           455,800
--------------------------------------------------------------------------------------------
         16-May-00            18.2500           17.6250           17.8125           334,000
--------------------------------------------------------------------------------------------
         15-May-00            17.8125           17.3125           17.8125           373,300
--------------------------------------------------------------------------------------------
         12-May-00            18.1250           17.5000           17.6250           305,300
--------------------------------------------------------------------------------------------
         11-May-00            17.5625           17.1250           17.5000           400,900
--------------------------------------------------------------------------------------------
         10-May-00            17.7500           17.0625           17.3125           616,500
--------------------------------------------------------------------------------------------
          9-May-00            18.3750           17.3750           17.5000           412,700
--------------------------------------------------------------------------------------------
          8-May-00            18.6250           18.1875           18.3125           251,800
--------------------------------------------------------------------------------------------
          5-May-00            18.7500           18.2500           18.5000           219,700
--------------------------------------------------------------------------------------------
          4-May-00            18.4844           17.5000           17.5000           423,500
--------------------------------------------------------------------------------------------
          3-May-00            18.5625           18.0000           18.0625           345,600
--------------------------------------------------------------------------------------------
          2-May-00            18.7500           18.0625           18.5000           306,500
--------------------------------------------------------------------------------------------
          1-May-00            19.0000           18.1250           18.5625           451,300
--------------------------------------------------------------------------------------------
         28-Apr-00            18.7500           17.8750           18.6875           209,700
--------------------------------------------------------------------------------------------
         27-Apr-00            19.0000           17.5000           18.1250           482,600
--------------------------------------------------------------------------------------------
         26-Apr-00            17.8125           17.3750           17.8125           424,200
--------------------------------------------------------------------------------------------
         25-Apr-00            17.5625           17.1250           17.5000           342,100
--------------------------------------------------------------------------------------------
         24-Apr-00            17.5625           17.0000           17.0625           213,900
--------------------------------------------------------------------------------------------
         20-Apr-00            17.6250           17.1250           17.4375           298,900
--------------------------------------------------------------------------------------------
         19-Apr-00            17.5625           17.0000           17.1250           256,000
--------------------------------------------------------------------------------------------
         18-Apr-00            17.5625           16.7500           17.5625           382,300
--------------------------------------------------------------------------------------------
         17-Apr-00            17.1250           15.5000           17.0000           390,100
--------------------------------------------------------------------------------------------
         14-Apr-00            17.5000           16.5000           16.5625           425,700
--------------------------------------------------------------------------------------------
         13-Apr-00            17.5625           17.2500           17.5625           381,100
--------------------------------------------------------------------------------------------
         12-Apr-00            17.5000           17.0625           17.3750           412,400
--------------------------------------------------------------------------------------------
         11-Apr-00            17.5000           17.0000           17.4375           339,600
--------------------------------------------------------------------------------------------
         10-Apr-00            17.5625           17.1250           17.1875           344,300
--------------------------------------------------------------------------------------------
          7-Apr-00            17.7500           17.3750           17.5625           221,500
--------------------------------------------------------------------------------------------
          6-Apr-00            17.6875           17.3750           17.6250           247,500
--------------------------------------------------------------------------------------------
          5-Apr-00            17.7500           16.9375           17.5625           544,800
--------------------------------------------------------------------------------------------
          4-Apr-00            18.0000           17.1250           17.9375           535,500
--------------------------------------------------------------------------------------------
          3-Apr-00            18.3750           17.3750           17.6875           791,100
--------------------------------------------------------------------------------------------
         31-Mar-00            17.6250           16.9375           17.4375           314,500
--------------------------------------------------------------------------------------------
         30-Mar-00            17.3125           17.0000           17.0000           277,700
--------------------------------------------------------------------------------------------
         29-Mar-00            18.0000           17.1875           17.1875           393,700
--------------------------------------------------------------------------------------------
         28-Mar-00            17.8750           17.5000           17.6250           241,400
--------------------------------------------------------------------------------------------
         27-Mar-00            18.0000           17.3750           17.3750           153,200
--------------------------------------------------------------------------------------------
         24-Mar-00            18.1875           17.6250           17.8750           327,200
--------------------------------------------------------------------------------------------
         23-Mar-00            18.2500           17.5000           18.0625           267,800
--------------------------------------------------------------------------------------------
         22-Mar-00            17.9375           17.4375           17.9375           239,700
--------------------------------------------------------------------------------------------
         21-Mar-00            17.5625           16.8750           17.5625           263,800
--------------------------------------------------------------------------------------------
         20-Mar-00            17.9375           16.8125           17.0625           197,600
--------------------------------------------------------------------------------------------
         17-Mar-00            17.9375           17.5000           17.9375           356,200
--------------------------------------------------------------------------------------------
         16-Mar-00            18.5000           16.8750           17.9375           647,700
--------------------------------------------------------------------------------------------
         15-Mar-00            16.8125           16.5625           16.8125           272,700
--------------------------------------------------------------------------------------------
         14-Mar-00            17.0000           16.6250           16.7500           508,000
--------------------------------------------------------------------------------------------
         13-Mar-00            16.9375           16.5000           16.5625           309,400
--------------------------------------------------------------------------------------------
         10-Mar-00            17.6250           16.7500           16.8125           421,300
--------------------------------------------------------------------------------------------
          9-Mar-00            17.3125           16.6250           17.0625           495,400
--------------------------------------------------------------------------------------------
          8-Mar-00            16.8125           16.3750           16.6875         1,315,800
--------------------------------------------------------------------------------------------
          7-Mar-00            18.0000           16.7500           16.8125           523,800
--------------------------------------------------------------------------------------------
          6-Mar-00            17.7500           17.1250           17.2500           408,300
--------------------------------------------------------------------------------------------
          3-Mar-00            18.1250           17.5000           17.6250           263,200
--------------------------------------------------------------------------------------------
          2-Mar-00            17.9375           17.2500           17.5000           224,700
--------------------------------------------------------------------------------------------
          1-Mar-00            18.0625           17.2500           17.9375           257,700
--------------------------------------------------------------------------------------------
         29-Feb-00            18.2500           17.1875           17.3750           456,900
--------------------------------------------------------------------------------------------
         28-Feb-00            18.3750           17.7500           17.7500           311,300
--------------------------------------------------------------------------------------------
         25-Feb-00            17.8750           17.3750           17.8750           302,400
--------------------------------------------------------------------------------------------
         24-Feb-00            18.3750           17.5000           17.8750           232,900
--------------------------------------------------------------------------------------------
         23-Feb-00            18.7500           17.7500           18.1250           227,100
--------------------------------------------------------------------------------------------
         22-Feb-00            19.0000           18.1875           18.4375           357,200
--------------------------------------------------------------------------------------------
         18-Feb-00            18.6250           17.9375           18.1875           268,200
--------------------------------------------------------------------------------------------
         17-Feb-00            18.5625           17.6250           18.4062           504,600
--------------------------------------------------------------------------------------------
         16-Feb-00            18.5000           17.9375           18.5000           328,200
--------------------------------------------------------------------------------------------
         15-Feb-00            18.5000           17.5000           17.8750           376,000
--------------------------------------------------------------------------------------------
         14-Feb-00            17.9375           16.9375           17.5625           482,600
--------------------------------------------------------------------------------------------
         11-Feb-00            18.5000           16.8750           17.6875           601,000
--------------------------------------------------------------------------------------------
         10-Feb-00            19.0625           18.0000           18.1250           357,500
--------------------------------------------------------------------------------------------
          9-Feb-00            19.9375           18.3750           18.8125           590,900
--------------------------------------------------------------------------------------------
          8-Feb-00            19.8750           19.3750           19.6875           445,400
--------------------------------------------------------------------------------------------
          7-Feb-00            19.7500           19.3750           19.5625           423,000
--------------------------------------------------------------------------------------------
          4-Feb-00            19.8750           19.2500           19.6250           519,000
--------------------------------------------------------------------------------------------
          3-Feb-00            19.3125           18.6250           19.3125           520,700
--------------------------------------------------------------------------------------------
          2-Feb-00            18.9375           18.5625           18.6250           216,000
--------------------------------------------------------------------------------------------
          1-Feb-00            19.1875           17.6250           18.9375           498,500
--------------------------------------------------------------------------------------------
         31-Jan-00            18.8750           17.6875           18.5000           425,700
--------------------------------------------------------------------------------------------
         28-Jan-00            17.8750           17.3750           17.8750           329,700
--------------------------------------------------------------------------------------------
         27-Jan-00            17.8750           17.2500           17.6875           435,400
--------------------------------------------------------------------------------------------
         26-Jan-00            17.3750           16.9375           17.3125           363,100
--------------------------------------------------------------------------------------------
         25-Jan-00            17.1875           16.6250           17.0625           217,200
--------------------------------------------------------------------------------------------
         24-Jan-00            17.3750           16.7500           16.9375           254,800
--------------------------------------------------------------------------------------------
         21-Jan-00            17.2500           17.0000           17.1250           291,000
--------------------------------------------------------------------------------------------
         20-Jan-00            17.6875           16.8125           17.1250           495,800
--------------------------------------------------------------------------------------------
         19-Jan-00            18.0000           17.4375           17.4375           381,800
--------------------------------------------------------------------------------------------
         18-Jan-00            18.1250           17.2500           17.7500           604,300
--------------------------------------------------------------------------------------------
         14-Jan-00            18.0000           17.1250           17.1250           518,000
--------------------------------------------------------------------------------------------
         13-Jan-00            17.9062           16.9375           17.6250           866,900
--------------------------------------------------------------------------------------------
         12-Jan-00            16.6250           16.2500           16.3750           532,800
--------------------------------------------------------------------------------------------
         11-Jan-00            16.9062           16.0000           16.0625           598,100
--------------------------------------------------------------------------------------------
         10-Jan-00            16.7500           16.3750           16.6875           617,200
--------------------------------------------------------------------------------------------
          7-Jan-00            16.8125           16.3750           16.4375           841,000
--------------------------------------------------------------------------------------------
          6-Jan-00            17.1250           16.4375           16.7500           367,300
--------------------------------------------------------------------------------------------
          5-Jan-00            17.2500           16.5625           16.7500           693,800
--------------------------------------------------------------------------------------------
          4-Jan-00            17.5625           16.7500           16.7500           346,200
--------------------------------------------------------------------------------------------
          3-Jan-00            18.3750           16.8750           17.6250           450,600
--------------------------------------------------------------------------------------------
         31-Dec-99            18.6250           17.8125           18.3125           281,900
--------------------------------------------------------------------------------------------
         30-Dec-99            18.4375           17.7500           17.7500           347,900
--------------------------------------------------------------------------------------------
         29-Dec-99            18.1875           17.1250           18.0000           325,400
--------------------------------------------------------------------------------------------
         28-Dec-99            17.8750           16.8125           17.1250           345,800
--------------------------------------------------------------------------------------------
         27-Dec-99            18.2500           17.2500           17.4375           294,200
--------------------------------------------------------------------------------------------
         23-Dec-99            18.0000           17.1875           17.6250           433,700
--------------------------------------------------------------------------------------------
         22-Dec-99            18.0000           17.1250           17.7500           517,200
--------------------------------------------------------------------------------------------
         21-Dec-99            18.5625           17.3750           18.5625           289,700
--------------------------------------------------------------------------------------------
         20-Dec-99            19.4375           17.1875           17.4375           262,500
--------------------------------------------------------------------------------------------
         17-Dec-99            18.7500           16.8750           18.1250           558,400
--------------------------------------------------------------------------------------------
         16-Dec-99            18.5000           16.7500           17.3750           390,100
--------------------------------------------------------------------------------------------
         15-Dec-99            18.5625           16.7500           18.2500           557,000
--------------------------------------------------------------------------------------------
         14-Dec-99            19.1250           18.1250           18.2500           404,900
--------------------------------------------------------------------------------------------
         13-Dec-99            19.5625           18.8125           18.8125           338,800
--------------------------------------------------------------------------------------------
         10-Dec-99            19.5625           19.1250           19.5000           560,600
--------------------------------------------------------------------------------------------
          9-Dec-99            19.6875           19.2500           19.2500           548,900
--------------------------------------------------------------------------------------------
          8-Dec-99            19.6875           19.3750           19.6875           974,500
--------------------------------------------------------------------------------------------
          7-Dec-99            19.7500           19.4375           19.7500           148,800
--------------------------------------------------------------------------------------------
          6-Dec-99            20.2500           19.2500           19.4375           198,000
--------------------------------------------------------------------------------------------
          3-Dec-99            20.2500           19.7500           20.1250           136,700
--------------------------------------------------------------------------------------------
          2-Dec-99            20.3125           19.8750           20.0625           157,500
--------------------------------------------------------------------------------------------
          1-Dec-99            20.2500           19.9375           20.1562           208,800
--------------------------------------------------------------------------------------------
         30-Nov-99            20.2500           20.0625           20.2500           218,000
--------------------------------------------------------------------------------------------
         29-Nov-99            20.1875           19.8750           20.1250           152,100
--------------------------------------------------------------------------------------------
         26-Nov-99            20.1875           19.8750           19.9375            26,200
--------------------------------------------------------------------------------------------
         24-Nov-99            20.2500           19.7500           20.1875           147,500
--------------------------------------------------------------------------------------------
         23-Nov-99            20.3750           19.7500           19.9375           146,600
--------------------------------------------------------------------------------------------
         22-Nov-99            20.6875           20.1250           20.3750           113,100
--------------------------------------------------------------------------------------------
         19-Nov-99            20.7500           20.4375           20.5000           159,800
--------------------------------------------------------------------------------------------
         18-Nov-99            21.0000           20.6875           20.6875           142,200
--------------------------------------------------------------------------------------------
         17-Nov-99            21.0000           20.8750           20.9375           233,700
--------------------------------------------------------------------------------------------
         16-Nov-99            21.1250           20.8750           21.0000           193,500
--------------------------------------------------------------------------------------------
         15-Nov-99            21.1250           20.8125           20.8750           157,100
--------------------------------------------------------------------------------------------
         12-Nov-99            21.1875           20.8125           20.8750           118,400
--------------------------------------------------------------------------------------------
         11-Nov-99            20.9375           20.5000           20.8125           202,200
--------------------------------------------------------------------------------------------
         10-Nov-99            20.7500           20.3750           20.6875           148,800
--------------------------------------------------------------------------------------------
          9-Nov-99            20.9375           20.3750           20.6875           198,500
--------------------------------------------------------------------------------------------
          8-Nov-99            21.0000           20.3750           20.3750           294,000
--------------------------------------------------------------------------------------------
          5-Nov-99            21.1875           20.7500           20.8125           388,500
--------------------------------------------------------------------------------------------
          4-Nov-99            21.8750           20.8750           20.8750           628,100
--------------------------------------------------------------------------------------------
          3-Nov-99            21.3750           20.8125           21.2500           334,600
--------------------------------------------------------------------------------------------
          2-Nov-99            21.1250           19.8750           20.9375           219,200
--------------------------------------------------------------------------------------------
          1-Nov-99            20.1250           19.6250           19.9375           237,300
--------------------------------------------------------------------------------------------
         29-Oct-99            20.7500           19.9375           20.0625           206,300
--------------------------------------------------------------------------------------------
         28-Oct-99            20.9375           19.6875           20.6250           386,400
--------------------------------------------------------------------------------------------
         27-Oct-99            19.6875           19.3750           19.5625           395,500
--------------------------------------------------------------------------------------------
         26-Oct-99            19.6250           19.3750           19.5000           438,000
--------------------------------------------------------------------------------------------
         25-Oct-99            19.8750           19.2500           19.5000           428,600
--------------------------------------------------------------------------------------------

[BLC LOGO]                                           [JOSEPHTHAL LOGO]

STOCK HISTORY AND PERFORMANCE
--------------------------------------------------------------------------------

---------------------------------
 18% Average Annual Total Return
          since IPO*
---------------------------------
* Assumes reinvestment of all dividends

[depiction of ALLC average annual total return showing a $10,000 investment at 1960 IPO, with all dividends reinvested, would have been worth $8.5 million at 8/31/00. During the same period, a $10,000 investment in the S & P 500 would have been worth $1.8 million at 8/31/00]





[BLC LOGO]                                           [JOSEPHTHAL LOGO]

                               OVERVIEW OF
                              ALLIED EXPRESS    [BLC LOGO]

                                  PRESENTED BY:

                                JOSEPHTHAL & CO.

BE INNOVATIVE: ALLIED CAPITAL EXPRESS
--------------------------------------------------------------------------------

Senior secured lending to "Mom and Pop" businesses
     - Loans up to $3 million
     - Often use SBA 7(a) government guaranteed loan program
     - Secured by commercial real estate

Ideal for Internet expansion
     - Developed proprietary web-based application and rules-based credit approval process
     - Employ web technology to streamline process

Expected to grow to 15% - 20% of annual revenue

                 UNIQUE OPPORTUNITY TO EXPAND MARGIN AND VOLUME

[BLC LOGO]                                           [JOSEPHTHAL LOGO]

BE INNOVATIVE: ALLIED CAPITAL EXPRESS
--------------------------------------------------------------------------------
              [depiction of Allied Capital Express business model]

Internet Driven Traffic                                                        Internet Loan Purchasers

-----------------------                ALLIEDCAPITALEXPRESS.COM                ---------------------------
   AGGREGATORS                                                                           BANKS
-----------------------                                                        ---------------------------
                                            ONLINE
-----------------------
   SMALL BUSINESS                          BUSINESS
     PORTALS
-----------------------                     LENDER

-----------------------                                                        ---------------------------
  VERTICAL MARKETS                                                                     7(a) SECONDARY
                                                                                           MARKET
-----------------------                                                        ---------------------------
                                      Structure, Underwrite,
-----------------------                Close and Sell Loans
 SMALL BUSINESS
 ADMINISTRATION
-----------------------                 SOURCES OF REVENUE
                                        -----------------
                                        LOAN SALE PREMIUMS
                                         INTEREST INCOME


[BLC LOGO]                                           [JOSEPHTHAL LOGO]

                           ALLIED EXPRESS/

                          BLC COMBINATION [BLC LOGO]


                                 PRESENTED BY:

                                      BLC

ALLIED EXPRESS/BLC COMBINATION
--------------------------------------------------------------------------------

                          NATIONWIDE LOAN ORIGINATION NETWORK


-       Combined projected loan origination levels:
             -  FY 12/01:  $425 million
             -  FY 12/02: $660 million

-       Potential to be the largest SBA lender

- Additional nationwide coverage, especially in the Great Lakes Region Allied has offices in:

                 -      Washington DC
                 -      Detroit, Michigan
                 -      Coeur d'Alene, Idaho
                 -      Indianapolis, Indiana
                 -      Nashua, New Hampshire
                 -      Philadelphia, Pennsylvania
                 -      Greenville, South Carolina
                 -      Atlanta, Georgia
                 -      Chicago, Illinois

-       Additional PLP status


[BLC LOGO]                                           [JOSEPHTHAL LOGO]

ALLIED EXPRESS/BLC COMBINATION
--------------------------------------------------------------------------------

                                 LOAN PORTFOLIO

As of September 30, 2000, the Allied Capital Express SBA loan portfolio had the following characteristics/stratifications:

- Loan Size:
------------
Average loan size                                  $600,000
% of loans over $1M                                24%
% of loans between $750K and $1M                   39%
% of loans between $500K and $750K                 15%

- SIC Concentrations:
---------------------
Hotels                                             25%
Restaurants                                        12%
Gas Stations and C-stores                          19%
No other SIC code accounted for more than 5% of the portfolio

[BLC LOGO]                                           [JOSEPHTHAL LOGO]

ALLIED EXPRESS/BLC COMBINATION
--------------------------------------------------------------------------------

                                 LOAN PORTFOLIO

- State Concentrations:
-----------------------
Michigan                                    20%
New York                                    11%
Pennsylvania                                11%
Texas                                       5%
No other state accounted for more than 5% of the portfolio

- Overall, Allied's portfolio is very similar to BLC's with respect to size, type of loan (SIC code), term, and collateral focus (primarily real estate)

- In general, Allied's pricing above the prime rate is lower than BLC's, however it appears that Allied's commission structure is also slightly lower than BLC's

- Combined service portfolio of $670 million


[BLC LOGO]                                           [JOSEPHTHAL LOGO]

ALLIED EXPRESS/BLC COMBINATION
--------------------------------------------------------------------------------

                                  ORGANIZATION

-       Number of Allied Employees                               37

-       Number of BLC Employees                                  79

-       Number of Immediate Additional Staffing Needs            13

-       Total Prospective Number of Employees                    129

-       Number of Additional Long-Term Growth Staffing           12

[BLC LOGO]                                           [JOSEPHTHAL LOGO]

                                      DEAL
                                   HIGHLIGHTS   [BLC LOGO]


                                 PRESENTED BY:

                                JOSEPHTHAL & CO.

DEAL HIGHLIGHTS
--------------------------------------------------------------------------------

- $3.50 per share represents a 51% premium over $2.31 trading price (as of closing 10/26/00)

- Opportunity to exchange illiquidity BLC security (Daily Average Volume = 9,045) with this more liquid ALLC security. (Daily Average Volume = 454,200)

- Combined entity greater than sum of its parts

   - Greater access to capital
   - Speed of growth potential
   - Internet offering of express

- ALLC as currency is a strong security

- Analyst community looks favorably upon ALLC future performance

[BLC LOGO]                                           [JOSEPHTHAL LOGO]

                                  TRANSACTION
                                   STRUCTURE   [BLC LOGO]





                                 PRESENTED BY:

                           WEIL, GOTSHAL & MANGES LLP

TRANSACTION STRUCTURE
-------------------------------------------------------------------------------

[DIAGRAM OF TRANSACTION]


[1] ALLC contributes ACE assets to SBLC. SBLC                      [4] ALLC merges with BLC into portfolio company /
    establishes separate BOD, Mgt, & Op Systems                        BLC is survivor


[2] ALLC exchanges cash for F stock in merger of F                 [5] BLC recapitalizes again
    with FACQ.                                                              Class B exchange for Class A common


[3] BLC recapitalizes & establishes class A & B stock              [6] SBLC merges with BLC on 1/1/01 / BLC is survivor
    with identical rights
        Class A (shares to exchange with ALLC)
        Class B (5.1% + F's BLC shares)                                NOTE: STEPS 3, 4 AND 5 ARE SIMULTANEOUS.


[BLC LOGO]                                           [JOSEPHTHAL LOGO]

                             FAIRNESS
                             OPINION    [BLC LOGO]


                                 PRESENTED BY;

                             RYAN, BECK & CO., INC.

                              DEFINITIVE
                              AGREEMENT   [BLC LOGO]


                                 PRESENTED BY;

                             WEIL, GOTSHAL & MANGES LLP

                              TIMING   [BLC LOGO]




                                 PRESENTED BY;

                             WEIL, GOTSHAL & MANGES LLP

                               Q & A  [BLC LOGO]